TAMARACK FUNDS TRUST Access Capital Community Investment Fund

Supplement dated May 18, 2009 to the Prospectus dated January 28, 2009

This Supplement provides new and additional information beyond that included in the Prospectus and should be read in conjunction with the Prospectus.

Disclosure of Portfolio Holdings

The language on page 22 is replaced with the following:

A description of the Fund’s policies and procedures regarding the disclosure of portfolio holdings is available in the Access Fund’s SAI. The Fund also makes certain portfolio securities information available on its website which is accessed by using the Fund’s link at www.voyageur.net. Within 15 days of month-end, the Fund’s top ten holdings and related weightings, the total number of Fund holdings and the Fund’s sector/industry weightings (all as of month-end) are posted until replaced by the next month’s information. Within 10 business days of calendar quarter-end, the Fund’s complete portfolio holdings and weightings are posted until replaced by the next quarter’s information.

Front-End Sales Charges

The table on page 23 is replaced with the following:

	Sales Charges		Dealer
	as a Percentage of		Concession
	Offering	Net Amount	as a Percentage of
For Purchases:	Price	Invested	Offering Price
Less than $100,000	3.75%	3.90%	3.00%
$100,000 — $249,999.99	3.50%	3.63%	2.75%
$250,000 — $499,999.99	2.50%	2.56%	2.00%
$500,000 — $749,999.99	2.00%	2.04%	1.60%
$750,000 — $999,999.99	1.50%	1.52%	1.20%
$1,000,000 and over	0.00%*	0.00%	0.00% **

*	A 1.00% CDSC is imposed on redemptions within one year of purchase. See “Contingent Deferred Sales Charge” below.
**	The distributor may pay dealers up to 1% on investments made in Class A shares with no initial sales charge.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

TAM ACCESS PRO – 05/18/2009